Exhibit 99.1

Virgin Galactic Announces Fourth Quarter and Full Year 2020 Financial Results

Rollout of Second Spaceship Scheduled to Take Place on March 30

Announced Expected Timing of Revenue-Generating Flight with the Italian Air Force

Next Rocket-Powered Spaceflight Targeted to Occur in May

LAS CRUCES, N.M. – February 25, 2021 – Virgin Galactic Holdings, Inc. (NYSE: SPCE) (“Virgin Galactic” or the "Company”), a vertically integrated aerospace and space travel company, today announced its financial results for the fourth quarter and full year ended December 31, 2020.

“We accomplished several significant milestones during 2020 despite the ongoing challenges posed by the COVID-19 pandemic,” said Michael Colglazier, Chief Executive Officer of Virgin Galactic. “Looking ahead, we’re focused on completing our test flight program, expanding our fleet of spaceships and motherships, and developing our unique and transformative customer experience. I am excited about the talent we’re bringing on to our leadership team and the investments we’re making in the business, both of which will position us well to scale for future growth."

Fourth Quarter 2020 Business Highlights:
•Completed significant build milestones on second spaceship, in preparation for its scheduled rollout on March 30, 2021.
•Conducted safe test flight on December 12, 2020 during which the onboard computer lost connection and halted ignition of the rocket motor.
•Appointed two new pilots into Virgin Galactic Pilot Corps, bringing the total number of pilots to eight as of October 27, 2020.
•Successfully closed the “One Small Step” program on December 31, 2020, with approximately 1,000 participants enrolled.
•Total Future Astronauts remained at approximately 600, as of December 31, 2020.
•Appointed Alistair Burns as Chief Information Officer on November 9, 2020.

Fourth Quarter 2020 Financial Highlights:
•Cash position remains strong, with cash and cash equivalents of $666 million as of December 31, 2020.
•Net loss of $74 million, compared to a $77 million net loss in the third quarter of 2020.
•GAAP selling, general, and administrative expenses of $33 million, compared to $31 million in the third quarter of 2020. Non-GAAP selling, general and administrative expenses of $23 million million in the fourth quarter of 2020, compared to $26 million in the third quarter of 2020.
•GAAP research and development expenses of $41 million, compared to $46 million in the third quarter of 2020. Non-GAAP research and development expenses of $40 million in the fourth quarter of 2020, compared to $43 million in the third quarter of 2020.
•Adjusted EBITDA totaled $(60) million, compared to $(66) million in the third quarter of 2020.
•Cash paid for capital expenditures totaled $3.5 million, compared to $3.7 million in the third quarter of 2020.

Recent Updates:
•Continue to prepare for next rocket-powered spaceflight from Spaceport America, targeted for May 2021. Completing modifications and conducting technical checks ahead of flight, which will include revenue-generating payloads as part of the NASA Flight Opportunities Program.

•Re-confirmed second and third spaceflights from Spaceport America, including Sir Richard Branson’s flight, and announced timing for revenue-generating spaceflight with the Italian Air Force.
•Accelerating multi-month enhancement program to mothership vehicle, VMS Eve, and preparing for second generation mothership build program.
•Continue to build senior management team:
◦Appointed Swami Iyer as President of Aerospace Systems, effective end of March 2021.
◦Appointed Stephen Justice as Vice President of Engineering on March 1, 2021.
◦Appointed Doug Ahrens as Chief Financial Officer, effective March 1, 2021.
◦Appointed Seth Zaslow as Vice President of Investor Relations on February 8, 2021.

COVID-19 Impact
The Company is continuing to experience ongoing delays to its business and operations due to COVID-19 in 2021. The Company continues to operate under strict protocols and follows rigorous health and safety procedures, in line with CDC, state and local guidelines, to ensure employee safety.

Conference Call Information
Virgin Galactic will host a conference call to discuss the results at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) today. To access the conference call, parties should dial (778) 560-2846 and enter the conference ID number 4979998. The live audio webcast along with accompanying presentation materials will be accessible on the Company’s Investor Relations website at investors.virgingalactic.com. A recording of the webcast will also be available following the conference call.

About Virgin Galactic Holdings
Virgin Galactic Holdings, Inc. is a vertically integrated aerospace and space travel company, pioneering human spaceflight for private individuals and researchers, as well as a manufacturer of advanced air and space vehicles. It is developing a spaceflight system designed to offer customers a unique and transformative experience. You can find more information at https://www.virgingalactic.com/.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Virgin Galactic Holdings, Inc. (the "Company"), including statements regarding the Company’s expected spaceship rollout and flight schedule. These forward-looking statements generally are identified by words such as “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including but not limited to the factors, risks and uncertainties included in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including, once filed, its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which are or will be accessible on the SEC’s website at www.sec.gov and the Investor Relations section of our website at www.virgingalactic.com. These filings identify and address other important risks and uncertainties that could cause the Company’s actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Fourth Quarter 2020 Financial Results

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Operations and Comprehensive Loss
(In thousands except for per share data)

	Three Months Ended			Year Ended
	(Unaudited)			(Unaudited)
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Revenue	$—	$—	$529	$238	$3,781
Cost of revenue	—	—	314	173	2,004
Gross profit	—	—	215	65	1,777
Selling, general, and administrative expenses	32,854	30,936	37,447	116,592	82,166
Research and development expenses[1]	41,463	46,095	36,754	158,757	132,873
Operating loss	(74,317)	(77,031)	(73,986)	(275,284)	(213,262)
Interest income	272	322	1,160	2,277	2,297
Interest expense	(10)	(9)	(34)	(36)	(36)
Other income (expense)	9	(44)	—	14	128
Loss before income taxes	(74,046)	(76,762)	(72,860)	(273,029)	(210,873)
Income tax (benefit) expense	(28)	40	(61)	6	62
Net loss	(74,018)	(76,802)	(72,799)	(273,035)	(210,935)
Other comprehensive loss:
Foreign currency translation adjustment	(48)	48	56	(54)	(23)
Total comprehensive loss	$(74,066)	$(76,754)	$(72,743)	$(273,089)	$(210,958)

Net loss per share:
Basic and diluted	$(0.31)	$(0.34)	$(0.37)	$(1.25)	$(1.09)

Weighted-average shares outstanding:
Basic and diluted	236,722,884	225,253,536	194,378,154	219,107,905	194,378,154

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(In thousands, except share data)

	As of
	December 31, 2020	December 31, 2019
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$665,924	$480,443
Restricted cash	13,031	12,278
Accounts receivable	470	461
Inventories[1]	30,483	31,855
Prepaid expenses and other current assets	17,949	16,672
Due from related party, net	70	—
Total current assets	727,927	541,709
Property, plant, and equipment, net[1]	53,148	44,295
Right-of-use asset	19,914	16,927
Other non-current assets	3,001	2,615
Total assets	$803,990	$605,546
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$5,998	$7,038
Current portion of operating lease obligation	2,384	2,354
Current portion of finance lease obligation	136	47
Current portion of note payable	310	—
Accrued expenses	22,982	22,277
Customer deposits	83,211	83,362
Due to related party, net	—	767
Total current liabilities	115,021	115,845
Finance lease obligation, net of current portion	236	274
Operating lease obligation, net of current portion	24,148	21,867
Note payable, net of current portion	310	—
Other long-term liabilities	1,757	—
Total liabilities	$141,472	$137,986
Stockholders' Equity
Preferred stock, $0.0001 par value; 10,000,000 authorized; none issued and outstanding	$—	$—
Common stock, $0.0001 par value; 700,000,000 shares authorized; 236,123,659 and 196,001,038 shares issued and outstanding as of December 31, 2020 and 2019, respectively	23	20
Additional paid-in capital	1,057,202	589,158
Accumulated deficit	(394,712)	(121,677)
Accumulated other comprehensive income	5	59
Total stockholders' equity	662,518	467,560
Total liabilities and stockholders' equity	$803,990	$605,546

1Please refer to Reclassification section for prior period adjustment.

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended			Year Ended
	(Unaudited)			(Unaudited)
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Cash flows from operating activities
Net loss	$(74,018)	$(76,802)	$(72,799)	$(273,035)	$(210,935)
Stock-based compensation	11,749	8,625	2,535	30,324	2,535
Depreciation and amortization	2,765	2,529	2,079	9,781	6,999
Deferred rent	—	—	375	—	—
(Gain) Loss on disposal of property and equipment[1]	21	8	(555)	96	(555)
Change in assets and liabilities
Accounts receivable	(100)	414	431	(106)	819
Inventories[1]	176	3,182	(6,256)	1,371	(8,566)
Prepayments and other current assets	(8,674)	4,724	(13,089)	(342)	(12,476)
Other non-current assets	47	(1,251)	8,107	(1,131)	1,178
Due from related party, net	158	(996)	9,734	(838)	9,734
Accounts payable and accrued expenses	(1,729)	1,633	(2,883)	(1,010)	(323)
Customer deposits	21	1,456	1,160	(151)	2,479
Other current and non-current liabilities	(512)	1,502	(9,664)	1,882	—
Net cash used in operating activities[1]	(70,096)	(54,976)	(80,825)	(233,159)	(209,111)
Cash flows from investing activity
Capital expenditures[1]	(3,540)	(3,721)	(176)	(17,201)	(13,856)
Cash used in investing activity[1]	(3,540)	(3,721)	(176)	(17,201)	(13,856)
Cash flows from financing activities
Payments of finance lease obligations	(34)	(40)	(49)	(123)	(104)
Repayment of notes payable	(310)	—	—	(310)	—
Net transfer from Parent Company	—	—	—	—	106,119
Proceeds from Parent Company	—	—	16,310	—	56,310
Proceeds from issuance of common stock pursuant to stock options exercised	2,582	—	—	2,582	—
Proceeds from issuance of common stocks	—	460,200	20,000	460,200	20,000
Proceeds from reverse acquisition	—	—	500,000	—	500,000
Transaction costs	(122)	(19,399)	(48,005)	(20,988)	(48,005)
Withholding taxes paid on behalf of employee on net settled stock-based awards	(4,368)	(399)	—	(4,767)	—
Net cash provided by (used in) by financing activities	(2,252)	440,362	488,256	436,594	634,320
1Please refer to Reclassification section for prior period adjustment.

VIRGIN GALACTIC HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended			Year Ended
	(Unaudited)			(Unaudited)
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net increase (decrease) in cash and cash equivalents[1]	(75,888)	381,665	407,255	186,234	411,353
Cash, cash equivalents and restricted cash at beginning of period	754,843	373,178	85,466	492,721	81,368
Cash, cash equivalents and restricted cash at end of period	$678,955	$754,843	$492,721	$678,955	$492,721

Cash and cash equivalents	$665,924	$741,575	$480,443	$665,924	$480,443
Restricted cash	13,031	13,268	12,278	13,031	12,278
Cash, cash equivalents and restricted cash	$678,955	$754,843	$492,721	$678,955	$492,721

1Please refer to Reclassification section for prior period adjustment.

Use of Non-GAAP Financial Measures (Unaudited)
This press release references certain financial measures that are not prepared in accordance with generally accepted accounting principles in the United States (GAAP), including Adjusted EBITDA, non-GAAP selling, general, and administrative expense and non-GAAP research and development expense. The Company defines Adjusted EBITDA as earnings before interest expense, taxes, depreciation and amortization, stock-based compensation, and certain other items the Company believes are not indicative of its core operating performance. It defines non-GAAP selling, general, and administrative expenses as selling, general, and administrative expenses other than stock-based compensation and non-capitalized transaction costs, and non-GAAP research and development expenses as research and development expenses other than stock-based compensation. None of these non-GAAP financial measures is a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to any other performance measures derived in accordance with GAAP.

The Company believes that presenting these non-GAAP financial measures provides useful supplemental information to investors about the Company in understanding and evaluating its operating results, enhancing the overall understanding of its past performance and future prospects, and allowing for greater transparency with respect to key financial metrics used by its management in financial and operational-decision making. However, there are a number of limitations related to the use of non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore any non-GAAP measures the Company uses may not be directly comparable to similarly titled measures of other companies.

A reconciliation of Adjusted EBITDA to net loss for the three months ended December 31, 2020, September 30, 2020, December 31, 2019 and years ended December 31, 2020 and 2019, respectively, are set forth below:

(In thousands)	Three Months Ended			Year Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net Loss	$(74,018)	$(76,802)	$(72,799)	$(273,035)	$(210,935)
Income tax (benefit) expense	(28)	40	(61)	6	62
Interest expense	10	9	34	36	36
Depreciation & amortization	2,765	2,529	2,079	9,781	6,999
EBITDA	(71,271)	(74,224)	(70,747)	(263,212)	(203,838)
Cash Incentive Plan Disbursement	—	—	9,867	—	9,867
Non-capitalized transaction costs*	—	—	3,577	697	4,692
Stock-based compensation	11,749	8,625	2,535	30,324	2,535
Adjusted EBITDA	$(59,522)	$(65,599)	$(54,768)	$(232,191)	$(186,744)

A reconciliation of selling, general, and administrative expenses to non-GAAP selling, general, and administrative expenses for the three months ended December 31, 2020, September 30, 2020, December 31, 2019 and years ended December 31, 2020 and 2019, respectively, are set forth below:

(In thousands)	Three Months Ended			Year Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Selling, general, and administrative expenses	$32,854	$30,936	$37,447	$116,592	$82,166
Cash Incentive Plan Disbursement	—	—	9,867	—	9,867
Stock-based compensation	9,800	5,056	1,591	21,272	1,591
Non-capitalized transaction costs*	—	—	3,577	697	4,692
Non-GAAP selling, general, administration expenses	$23,054	$25,880	$22,412	$94,623	$66,016

A reconciliation of research and development expenses to non-GAAP research and development expenses for the three months ended December 31, 2020, September 30, 2020, December 31, 2019 and years ended December 31, 2020 and 2019, respectively, are set forth below:

(In thousands)	Three Months Ended			Year Ended
	December 31, 2020	September 30, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Research and development expenses	$41,463	$46,095	$36,754	$158,757	$132,873
Stock-based compensation	1,949	3,569	944	9,052	944
Non-GAAP Research and development expenses	$39,514	$42,526	$35,810	$149,705	$131,929
_______________

*	Non-capitalized transaction costs include non-recurring expenses related to preparation and filing of an S-1 registration statement in the first quarter of 2020.

Reclassification Adjustments Impacting Prior Periods

During the year ended December 31, 2020, we reclassified a portion of our property, plant and equipment in machinery and equipment to inventory, as part of our standardization of accounting policies across entities, for inventory and property, plant and equipment. These reclassifications impacted our consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows, as set forth below:

(In thousands)	December 31, 2019 As Reported	Reclassification	December 31, 2019 As Adjusted

Balance Sheet
Inventories	$26,817	$5,038	$31,855
Total Current assets	536,671	5,038	541,709
Property, plant and equipment, net	49,333	(5,038)	44,295
Total assets	605,546	—	605,546

Statement of Cash Flows - for the year ended
(Gain) loss on disposal of property, plant and equipment	(38)	(517)	(555)
Inventories	(3,528)	(5,038)	(8,566)
Net cash used in operating activities	(203,556)	(5,555)	(209,111)
Capital expenditures	(19,411)	5,555	(13,856)
Cash (used in) provided by investing activity	(19,411)	5,555	(13,856)
Net increase in cash and cash equivalents	$411,353	$—	$411,353

(In thousands)	September 30, 2020 As Reported	Reclassification	September 30, 2020 As Adjusted

Statement of Operations and Comprehensive Loss - for the three months ended
Research and development expenses	$46,243	$(148)	$46,095
Operating Loss	(77,179)	148	(77,031)
Loss before income taxes	(76,910)	148	(76,762)
Net Loss	(76,950)	148	(76,802)
Total comprehensive loss	$(76,902)	$148	$(76,754)

Statement of Cash Flows - for the three months ended
Net loss	$(76,950)	$148	$(76,802)
Depreciation and amortization	2,677	(148)	2,529
Inventories	3,457	(275)	3,182
Net cash used in operating activities	(54,701)	(275)	(54,976)
Capital expenditures	(3,996)	275	(3,721)
Cash (used in) provided by investing activity	(3,996)	275	(3,721)
Net increase in cash and cash equivalents	$381,665	$—	$381,665

For media inquiries:
Aleanna Crane – Vice President, Communications
VirginGalacticPress@virgingalactic.com

For investor relations inquiries:
Seth Zaslow – Vice President, Investor Relations
Seth.Zaslow@virgingalactic.com